UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 30, 2003


                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)



        Delaware              333-08328-03        04-3310019
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)            Identification No.)


                  One International Place - Room 4350
                  Boston, Massachusetts                              02110
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                  (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code      (617) 951-7690
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Item 5.     Other Events.
            ------------

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) with its Exhibits and Schedules for COMM 2003-LNB1 Commercial Mortgage Pass-Through Certificates. On June 30, 2003, Deutsche Mortgage & Asset Receiving Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as Servicer, Lennar Partners, Inc., as Special Servicer, Wells Fargo Bank Minnesota, N.A., as Trustee and LaSalle Bank National Association, as Bond Administrator, of the COMM 2003-LNB1 Commercial Mortgage Pass-Through Certificates, issued in twenty-one classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates are being offered by the Prospectus dated June 9, 2003, as supplemented by the Prospectus Supplement dated June 20, 2003.

      The exhibit hereto updates the Pooling and Servicing Agreement that was filed as exhibit (4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of June 30, 2003, by revising the preliminary statement, certain definitions and the provisions of Sections 4.04(b), 5.01(a) and 10.04. The exhibit hereto supersedes and is deemed to be substituted for the Pooling and Servicing Agreement that was filed as exhibit
(4) by the Company with the Commission under the Current Report on Form 8-K bearing a Date of Report of June 30, 2003.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4   Pooling and Servicing Agreement.


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 23, 2003


                                       DEUTSCHE MORTGAGE & ASSET RECEIVING
                                       CORPORATION



                                       By: /s/ R. Douglas Donaldson
                                          --------------------------------------
                                          Name:  R. Douglas Donaldson
                                          Title: Treasurer


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                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                     Description                       Electronic (E)
----------------                -----------                       --------------
4                               Pooling and Servicing Agreement         E